Mosaic’s 1   Quarter Fiscal Year 2009
Earnings and Conference Call
Thursday, October 2, 2008
Jim Prokopanko, President and CEO
Mike Rahm, Vice President - Market Analysis and Strategic Planning
Christine Battist, Director - Investor Relations
Exhibit 99.2
st

Slide 2
Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995.  Such statements include, but are not limited to, statements about future financial and operating results.  Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to the predictability of fertilizer, raw material, energy and transportation markets subject to competitive market pressures; changes in foreign currency and exchange rates; international trade risks; changes in government policy, including but not limited to governmental activities to address rising food  and crop nutrient prices; changes in environmental and other governmental regulation; adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of asset retirement, environmental remediation, reclamation or other environmental regulation differing from management’s current estimates; accidents and other disruptions involving Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine and other  potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission.
Actual results may differ from those set forth in the forward-looking statements.

Mosaic’s 1 Quarter Fiscal Year 2009 st

Slide 4
Financial Highlights
8/31/2008 8/31/2007
(In millions, except per share amounts)
Net Sales $4,322.5 $2,003.3
Gross Margin $1,648.6 $521.8
(% of net sales) 38.1% 26.0%
Net Earnings $1,184.7 $305.5
(% of net sales) 27.4% 15.2%
Diluted EPS $2.65 $0.69
Effective Tax Rate 30.6% 25.4%
Cash Flow from Operations $561.5 $438.4
Three Months Ended

Slide 5
Another record crop in 2008
World Grain and Oilseed Production
16 Leading Crops
2.0
2.1
2.2
2.3
2.4
2.5
2.6
2.7
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09
Bil Tonnes
Source: USDA

But another record crop still is needed in 2009
World Grain and Oilseed Stocks
250
300
350
400
450
500
550
600
650
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10
L
09/10
M
09/10
H
Mil Tonnes
10%
13%
16%
19%
22%
25%
28%
31%
34%
Percent
Stocks Percent of Use
Source: USDA and Mosaic (for 09/10 estimates)
2009/10 Scenario Assumptions
Low Medium High
Increase in Harvested Area (Mil HA) 6.7 6.7 6.7
Yield (Deviation from 10-Year Trend) Largest Negative 0 Largest Positive
Demand Growth 1.0% 2.0% 3.0%

Slide 7
$11.0-$7.5-$5.5 new crop prices bolster the outlook
New Crop Prices
Daily Close of 2009 New Crop Options Jan 1 to Oct 1
4
6
8
10
12
14
16
Jan Feb Mar Apr May Jun Jul Aug Sep Oct
$ BU
Dec 09 Corn Nov 09 Soybeans Jul 09 Wheat
Source: CBOT and KCBOT

Slide 8
Record U.S. net cash farm income
U.S. Net Cash Farm Income
0
10
20
30
40
50
60
70
80
90
100
110
80 82 84 86 88 90 92 94 96 98 00 02 04 06 08
Bil $
Market Government Payments
Source: USDA
The U.S. Department of
Agriculture estimates that
U.S. net cash farm income
will climb to a record $101.3
billion in 2008, despite the
sharp increase in crop input
costs.
That is up 16% from $87.4
billion in 2007 and it is up
49% from $68.0 billion two
years ago.

Slide 9
DAP/MAP producer stocks climb
U.S. DAP and MAP Producer Total Stocks
400
600
800
1000
1200
1400
1600
1800
2000
JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN
MIN MAX Range (2002/03-2006/07) 07/08 Actaul 3-Yr Avg
Source: TFI and Mosaic
U.S. DAP and MAP Producer Total Stocks
400
600
800
1000
1200
1400
1600
1800
2000
JUL AUG SEP OC NOV DEC JAN FEB MA APR MAY JUN
MIN MAX Range (2003/04-2007/08) 08/09 Actual/Forecast 3-Yr Avg
Source: TFI and Mosaic

Slide 10 Sulphur prices turn south Sulphur Prices c&f India 0 100 200 300 400 500 600 700 800 900 00 01 02 03 04 05 06 07 08 $ MT Source: Fertecon

Slide 11
Processed phosphate import demand
World Less China Processed Phosphate Import Demand by Region
0
3
6
9
12
15
18
21
24
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09
MMT
Asia less China L Amer Europe Oceania Other
Source: Fertecon, IFA and Mosaic

Slide 12
Brazil is working down pipeline stocks . . .
Brazilian Processed Phosphate Imports
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09
Source:  ANDA and Mosaic
MMT
TSP
DAP
MAP

Slide 13
. . . as is the United States
U.S. DAP and MAP Domestic Shipments
3.0
3.5
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09
Fertilizer Year Ending June 30
Mil Tons
DAP MAP

Slide 14
Indian DAP/MAP imports at 5.3 mmt in 2008!
Indian Processed Phosphate Imports
0.0
1.0
2.0
3.0
4.0
5.0
6.0
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09
Source:  Fertecon, IFA and Mosaic
MMT
DAP MAP

Slide 15 China curtails DAP/MAP exports China Monthly DAP and MAP Exports 0 100 200 300 400 500 600 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 1000 MT 2007 2008 Source: China Customs

Slide 16
Record low producer potash inventories
NA Potash Stocks at Month End
300
500
700
900
1100
1300
1500
1700
1900
2100
2300
2500
JUL AUG SEP OCT NOV DEC JAN FEB MA APR MAY JUN
1000 ST K
2
O
MIN MAX Range (1998/99-2007/08) 2008/09 3 Year Average
Source: IPNI and Mosaic
NA Potash Stocks at Month End
300
500
700
900
1100
1300
1500
1700
1900
2100
2300
2500
JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN
1000 ST K
2
O
MIN MAX
Range (1997/98-2006/07)
2007/08 3 Year Average
Source: IPNI and Mosaic

Slide 17
Record import demand again in 2008 and 2009
World Potash Import Demand
0
3
6
9
12
15
18
21
24
27
30
33
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09
MMT K
2
O
Asia US Latin America Europe Other
Source: IFA and Mosaic

Slide 18
Decline in China offset by increases elsewhere
Changes in Potash Shipments:  1H 2008 vs. 1H 2007
-2,903
1,272
1,366
494
693
921
-4,000 -3,000 -2,000 -1,000 0 1,000 2,000
China
India
SE Asia
Brazil
Rest of World
Total
1000 tonnes KCL
Source: IFA

Mosaic’s 1 Quarter Fiscal Year 2009 st

Financial Guidance
2nd Qtr FY 2009 FY 2009
Phosphate
Sales Volume 8.0 - 9.0 million tonnes
(a)
DAP Selling Price $1,020 - $1,080 / tonne
(a)
Potash
Sales Volume 8.2 - 8.6 million tonnes
(a) (b)
MOP Selling Price $560 - $620 / tonne
(a)
Canadian Resource Taxes and Royalties $700 million - $1.0 billion
Capital Spending $900 million - $1.1 billion
SG&A $360 - $390 million
Effective Tax Rate Low to mid 30%
(a) Key factors that affect Mosaic’s selling price and volume estimates include current and anticipated agricultural commodity pricing and phosphate raw materials costs, industry and supply chain inventory levels, and China’s policy on phosphate exports.
(b) Assumes, among other things, operating the potash facilities at high operating rates and continued successful management of the brine inflow at the Esterhazy mine.

Mosaic’s 1 Quarter Fiscal Year 2009 st

Slide 22 Key Points…Looking Ahead Earnings growth Potash fundamentals are strong Phosphate outlook is positive Focus and discipline

Mosaic’s 1 Quarter Fiscal Year 2009 Thank you st